THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT,
TERM LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into April 1, 2014 by and among AIR INDUSTRIES MACHINING, CORP. (as successor by merger with Gales Industries Acquisition Corp., Inc.), a corporation organized under the laws of the State of New York (“Air”), WELDING METALLURGY, INC. (as successor by merger with WMS Merger Corp.)(“WM”), a corporation organized under the laws of the State of New York, NASSAU TOOL WORKS, INC. (formerly known as NTW Operating Inc.) (“NTW”), a corporation organized under the laws of the State of New York, WOODBINE PRODUCTS, INC., a corporation organized under the laws of the State of New York (“WP”), MILLER STUART INC. (“MS” and collectively with Air, WM, NTW and WP, the “Borrower”), a corporation organized under the laws of the State of New York, AIR INDUSTRIES GROUP (as successor by merger with Air Industries Group, Inc. f/k/a Gales Industries Incorporated, a Delaware corporation), a corporation organized under the laws of the State of Nevada (“Air Group” and collectively with the Borrower, the “Obligor”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), the various financial institutions named therein or which hereafter become a party thereto, (together with PNC, collectively, “Lenders”) and PNC as agent for Lenders (in such capacity, “Agent”).

RECITALS

Whereas, Obligor and PNC entered into a certain Amended and Restated Revolving Credit, Term Loan and Security Agreement dated June 27, 2013 (which has been, is being and may be further amended, replaced, restated, modified and/or extended, the “Loan Agreement”); and

Whereas, Obligor and PNC have agreed to modify the terms of the Loan Agreement as set forth in this Agreement.

Now, therefore, in consideration of PNC’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1)	ACKNOWLEDGMENT OF BALANCE. Obligor acknowledges that the most recent statement of account sent to Obligor with respect to the Obligations is correct.

2)	MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(a)
Woodbine Products, Inc., a corporation organized under the laws of the State of New York, is hereby added as a borrowing entity under the Loan Agreement and the Other Documents and is added to the definition of “Borrower” in the Loan Agreement and the Other Documents.

(b)	The following definitions in Section 1.2 of the Loan Agreement are hereby deleted, and are replaced to read as follows:

“Maximum Loan Amount” shall mean $22,676,183.20 less repayments of the Term Loan made on or after the Third Amendment Closing Date.

“Original Owners” shall mean (i) with regard to Air, Air Group, (ii) with regard to WM, Air, (iii) with regard to MS, Air Group, (iv) with regard to MS, WM and (v) with regard to WP, WM.

(c)	The following definitions are hereby added to Section 1.2 of the Loan Agreement to read as follows:

“WP” shall mean Woodbine Products, Inc., a corporation organized under the laws of the State of New York.

“Third Amendment Closing Date” shall mean April 1, 2014.

(d)	Section 2.3 of the Loan Agreement is hereby deleted in its entirety and replaced with a new Section 2.3 to read as follows:

2.3  Term Loan.  Subject to the terms and conditions of this Agreement, each Lender, severally and not jointly, will make a Term Loan to Borrower in the sum equal to such Lender’s Commitment Percentage of $2,676,183.20.  The Term Loan shall be advanced on the Third Amendment Closing Date and shall be, with respect to principal, payable as follows, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement: thirty two (32) consecutive monthly principal installments, the first thirty one (31) of which shall be in the amount of $31,859.32 commencing on the first Business Day of May, 2014, and continuing on the first Business Day of each month thereafter, with a thirty second (32nd) and final payment of any unpaid balance of principal and interest payable on the last Business Day of November, 2016, subject to mandatory prepayment and acceleration upon the occurrence of an Event of Default hereunder or earlier termination of the Loan Agreement pursuant to the terms hereof.  Notwithstanding anything to the contrary herein, in the Term Note and/or in any Other Document, all outstanding principal and interest hereunder is due and payable on the Termination Date in the event that the Termination Date is before the last Business Day of November, 2016.  The Term Loan shall be evidenced by one or more secured promissory notes (collectively, the “Term Note”) in substantially the form attached hereto as Exhibit 2.3.

3)
GUARANTOR’S RATIFICATION.  Air Industries Group, a corporation organized under the laws of the State of Nevada (as successor by merger with Air Industries Group, Inc. f/k/a Gales Industries Incorporated, a Delaware corporation) hereby reaffirms its continuing obligations under the terms of that certain Guaranty and Suretyship Agreement dated August 24, 2007 executed by Air Industries Group, Inc. f/k/a Gales Industries Incorporated, a Delaware corporation, (the “Guaranty”), and acknowledges that (i) it has read this Agreement, (ii) the Obligations under the Loan Agreement are secured by the Guaranty, and (iii) it makes such reaffirmation with full knowledge of the terms thereof.

4)
SCHEDULES.  All revised schedules to the Loan Agreement attached hereto on Exhibit A replace the applicable existing schedules and are incorporated into the Loan Agreement and the Other Documents by reference.

5)
CONSENT TO ACQUISITION.  Notwithstanding anything to the contrary in the Loan Agreement and/or any Other Document, the Lenders hereby consent to the acquisition by WM of all of the stock of Woodbine Products, Inc., a New York corporation, from Vincent Conforti, Jr., Vincent Conforti, Sr. Revocable Living Trust Dated August 23, 1999, Nicholas Conforti, Christopher D. Conforti, Helene M. Saladino and Michelle M. Haberkorn collectively, as Seller, for the purchase price of $2,400,000 plus 30,000 shares of the common stock of Air Industries Group (the “WP Acquisition”) provided, however, that the Borrower provides to the Agent for review copies of all acquisition documentation (including, but not limited to, the applicable Stock Purchase Agreement and all UCC and other searches against WP) and other materials evidencing the WP Acquisition, all in form and substance acceptable to the Agent (collectively, the “WP Acquisition Documents”).

6)	ACKNOWLEDGMENTS. Borrower acknowledges and represents that:

(A)     the Loan Agreement and Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(B)      to the best of its knowledge, no default by the Agent or Lenders in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(C)      all representations and warranties of the Borrower contained herein, in the Loan Agreement and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

(D)      Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and

(E)      this Agreement is a modification of an existing obligation and is not a novation.

7)	PRECONDITIONS. As a precondition to the effectiveness of any of the modifications, consents, or waivers contained herein, the Borrower agrees to:

(A)     provide the Agent with this Agreement, the Second Amended and Restated Revolving Credit Note, the Second Amended and Restated Term Note and the Power of Attorney, each properly executed;

(B)      provide the Agent with an opinion of counsel to Borrower and Guarantor in form and substance acceptable to the Agent;

(C)      provide the Agent with a certificate of insurance with regard to WP in form and substance satisfactory to the Agent;

(D)      provide the Agent with a Certificate of Incorporation of WP certified by the Secretary of State of incorporation;

(E)      provide the Agent with Certificates of Good Standing of WP from its State of incorporation and all States in which it is qualified to do business;

(F)      provide the Agent with a copy of all Warehouse Agreements, Leases and Subleases of WP with respect to each location as well as Warehouseman’s Agreements and/or Landlord’s Agreements with regard thereto in form and substance acceptable to the Agent;

(G)       provide the Agent a list of intellectual property of WP including trademarks and trademark applications, patents and patent applications, copyrights and copyright applications, together with a search/abstract relating to the same;

(H)       provide the Agent a certified copies of Certificates of Fictitious/Assumed Names of WP;

(I)        provide the Agent a certificate from WP’s accountant, attorney or actuary delineating existing pension/profit sharing plans, as well as compliance with ERISA;

(J)        provide the Agent a copy of union contracts regarding WP;

(K)       provide the Agent a summary of all existing litigation of WP;

(L)        review by the Agent of all books and records of WP as well as all trade references for WP;

(M)       provide the Agent with a privity letter from WP’s accountant;

(N)        provide the Agent with the WP Acquisition Documents;

(O)        provide the Agent all material contracts (including, but not limited to, all employment agreements) and management/option/warrant/shareholder agreements of WP;

(P)         provide the Agent with UCC, Federal and State Litigation, Federal and Local Judgment, Bankruptcy, Franchise Tax, Federal and State Tax Lien Searches conducted at the State level in the State where WP is incorporated, run against the name of WP and against the names of all entities which were acquired by or merged into WP;

(Q)         provide the Agent with evidence that WP has established and is maintaining its operating accounts with the Agent;

(R)          receipt and satisfactory review by Agent of most recent interim and annual financial statements and federal and state tax returns of WP;

(S)          provide the Agent with secretary’s certificates and resolutions from the Borrower and Guarantor, in form and substance acceptable to the Agent;

(T)          pay the Agent a modification fee in the amount of $15,000;

(U)          pay all legal fees incurred by the Agent in entering into this Agreement to Wilentz, Goldman & Spitzer; and

(V)           pay all other fees and costs incurred by the Lenders in entering into this Agreement.

8)
MISCELLANEOUS.  This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without reference to that state’s conflicts of law principles.  This Agreement, the Loan Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof.  No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.  The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement, the Loan Agreement or the Other Documents.  This Agreement, the Loan Agreement and the Other Documents are intended to be consistent.  However, in the event of any inconsistencies among this Agreement, the Loan Agreement and/or any of the Other Documents, the terms of this Agreement, then the Loan Agreement, shall control.  This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts.  Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

9)
DEFINITIONS.  The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement.  The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in State of New York.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year above written.

ATTEST:	AIR INDUSTRIES MACHINING, CORP.

By: /s/ Scott Glassman	By: /s/ Dario Peragallo
Name: SCOTT GLASSMAN	Name: DARIO PERAGALLO
Title: Secretary	Title: President

ATTEST:	WELDING METALLURGY, INC. (as successor
by merger with WMS Merger Corp.)

By: /s/ Scott Glassman	By: /s/ Gary Settoducato
Name: SCOTT GLASSMAN	Name: GARY SETTODUCATO
Title: Secretary	Title: President

ATTEST:	NASSAU TOOL WORKS, INC.
(formerly known as NTW Operating Inc.)
By: /s/ Scott Glassman	By: /s/ Peter D. Rettaliata
Name: SCOTT GLASSMAN	Name: PETER RETTALIATA
Title: Secretary	Title: President

ATTEST:	AIR INDUSTRIES GROUP

By: /s/ Scott Glassman	By: /s/ Peter D. Rettaliata
Name: SCOTT GLASSMAN	Name: PETER RETTALIATA
Title: Secretary	Title: President

ATTEST:	MILLER STUART INC.

By: /s/ Kristie Ciaccio	By: /s/ Gary Settoducato
Name: KRISTIE CIACCIO	Name: GARY SETTODUCATO
Title: Secretary	Title: President

ATTEST:	WOODBINE PRODUCTS, INC.

By: /s/ Kristie Ciaccio	By: /s/ Gary Settoducato
Name: KRISTIE CIACCIO	Name: GARY SETTODUCATO
Title: Secretary	Title: President

PNC BANK, NATIONAL ASSOCIATION
Lender and as Agent

By: /s/ Jonathan Luptak
Name: JONATHAN LUPTAK
Title: Associate Vice President